SUPPLEMENTAL CASH FLOW INFORMATION - Net Change in Non-Cash Working Capital (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Cash (used for) provided by:
Accounts receivable	$ 19	$ (33)
Prepaids	(1)	(1)
Inventory	6	(37)
Accounts payable and accrued liabilities	28	53
Increase (decrease) in working capital	52	(18)
Cash interest and income taxes comprise:
Cash interest paid	34	42
Cash interest received	(4)	0
Cash taxes paid	126	3
Cash taxes recovered	$ (9)	$ (1)